UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2017

Date of reporting period:  November 30, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report

M.D. Sass Equity Income Plus Fund
M.D. Sass Short Term U.S. Government Agency Income Fund

November 30, 2016

Investment Advisers

M.D. Sass Investors Services, Inc.
M.D. Sass, LLC
1185 Avenue of the Americas
18th Floor
New York, New York 10036

Phone: 1-855-MDS-FUND (1-855-637-3863)

Table of Contents

LETTERS TO SHAREHOLDERS	3
EXPENSE EXAMPLES	7
INVESTMENT HIGHLIGHTS	9
SCHEDULES OF INVESTMENTS	14
SCHEDULE OF WRITTEN OPTIONS	17
STATEMENTS OF ASSETS AND LIABILITIES	27
STATEMENTS OF OPERATIONS	28
STATEMENTS OF CHANGES IN NET ASSETS	29
FINANCIAL HIGHLIGHTS	31
NOTES TO FINANCIAL STATEMENTS	34
BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT	45
NOTICE OF PRIVACY POLICY & PRACTICES	51
ADDITIONAL INFORMATION	52

Dear Shareholder of the M.D. Sass Equity Income Plus Fund (the “Fund” or “MDEIX” or “MDEPX”),

Performance

MDEIX returned 0.01% for the 6-month period ended November 30, 2016 (MDEPX returned -0.17% over the same period).  Notably, our results include a performance drag of approximately -0.76% from the purchase of S&P 500 Index puts, as a potential hedge against a sharp market decline.  The Fund’s overweight allocation to the Healthcare sector also detracted from performance.  Although the S&P 500 Index was up +6.01% during the 6-month period ended November 30, 2016, the Healthcare sector was actually down -2.71% over the same time.  We believe that Healthcare stocks suffered from the ripple effects of Valeant Pharmaceutical’s collapse as well as from fears of regulatory reforms on drug pricing which accelerated with Mylan’s Epi Pen price increases being in the media spotlight.

At the security level, the largest stock/call contributors to Fund performance during the period were Walgreens Boots Alliance (WBA), Ralph Lauren (RL) and Apollo Global Management (APO), while the most significant stock/call detractors were NRG Energy (NRG), TEVA Pharmaceutical (TEVA), and CVS Health (CVS).

Market Outlook & Portfolio Positioning

Donald Trump’s stunning upset and our newly elected unified government with Republicans retaining majorities in both the U.S. Senate and House shocked the consensus.  Both Trump’s and Paul Ryan’s agendas are focused on pro-growth initiatives through infrastructure spending, less regulation and lower taxes for individuals and corporations.  Tax-cut stimulus and reform is likely, but it will not be an easy path from proposals to enactments.  Amongst the Trump Administration’s tax reform proposals will be a 15% corporate income tax rate, vs. 35% currently, to make corporations more globally competitive.  Lowering the marginal rate will benefit domestic-oriented companies that pay relatively high effective tax rates.  Trump also supports cutting the personal tax rate to 33% vs. the current 39.8% (cut from 7 tax brackets to 3) and repealing the gift, estate tax and generation-skipping transfer taxes (establishing in their place a carryover basis for appreciated property).  A special tax repatriation holiday is likely to bring cash held at foreign subsidiaries home.  Congress will be a moderating force and will require funding for tax cuts and spending increases (tax repatriation).

Trade protectionism creates an uncertainty, as Trump will seek to renegotiate NAFTA and the Trans-Pacific Partnership and has suggested large protective tariffs on goods from China.  Trump’s more radical statements regarding globalization, immigration policy and trade will be tempered, we believe, by the Republican-controlled Senate.

In our view, Healthcare and Financial Stocks (which together represent over 30% of the Fund’s portfolio) will benefit, as we believe they are very undervalued and have rebounded meaningfully following the election, after being oversold partly in anticipation of a Clinton victory.  We expect Industrials (another 13% of our portfolio) also will be beneficiaries of less stringent regulation and reflationary fiscal policies.

We believe the #1 beneficiary of the Trump victory may be our largest Healthcare investments in specialty pharmaceuticals, biotech and branded drugs.  Hillary Clinton’s most feared negative impact on drug pricing is now eliminated.  Aside from his top healthcare priority of repealing and replacing the Affordable Care Act, Trump’s healthcare policies have been less well-defined.  Chances for comprehensive drug pricing legislation is likely materially lessened with Republicans controlling all three branches of the Federal Government. Proposition 61 in California was defeated – it would have made California State Agency pharmaceutical pricing the same as the heavily discounted VA pricing.  Tax repatriation of overseas cash (perhaps at a 10% blended rate) will likely spur more Healthcare merger and acquisition activity.  Trump’s desire to repeal the Affordable Care Act would likely be a negative for hospitals, an area we have avoided.

We expect Financials will benefit from major deregulation and normalized monetary policy, specifically the regional banks and insurance companies we own.  Both short and long term rates have risen, but are still be well below historical norms.  The Federal Reserve hiked interest rates in December 2016, and any 2017 hikes will depend on the magnitude and timing of fiscal stimulus.  Trump’s desire for higher infrastructure spending should be also bullish for the Construction Materials suppliers in our portfolios.

Past performance is not a guarantee of future results.  Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Opinions expressed are those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

This report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in a limited number of companies. Therefore, changes in the value of a single security may have a more significant effect on the value of the Fund’s portfolio than for other funds that invest in a greater number of companies.

The Fund invests in mid-cap companies, which involves additional risks such as limited liquidity and greater volatility than large capitalization companies. The Fund invests in options, which may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited. There is no assurance that a closing transaction on a call option can be affected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. If an index put option purchased by the Fund were permitted to expire without being exercised, its premium would represent a loss realized by the Fund. When the Fund invests in other investment companies, including exchange-traded funds (“ETFs”), it will bear additional expenses based on its pro rata share of the other investment company’s or ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying investments the ETF holds. The Fund may participate in initial public offerings (“IPOs”) or secondary offerings which may result in a magnified impact on the performance of the Fund. IPO’s and secondary offerings are frequently volatile in price and may increase the turnover of the Fund, which may lead to increased expenses. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets.

S&P 500 Index: The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

This Fund is distributed by Quasar Distributors, LLC.

Dear Shareholder of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Fund” or “MDSIX”),

Performance Review:

2016 was a challenging year for fixed income markets due to substantial interest rate risks. Through November 30, 2016, the Fund returned +0.92% annualized since inception (6/30/2011) net of all fees and expenses. For the same period, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index returned +0.64%. These results demonstrate that the Fund was a value-added alternative to other short duration instruments. It is also worth noting that the Morningstar Short Government Category is not 100% U.S. Government short duration issues, while the Fund is.  In the most recent six-month period, the Fund returned -0.21% net of fees and expenses, which slightly underperformed the BofA Merrill Lynch 1-3 Year U.S. Treasury Index of +0.03%.

Average Annual Total Return as of 11/30/2016
	1 Year	5 Year	Since Inception 6/30/11
MDSIX Institutional Class	0.51%	0.64%	0.92%
BofA Merrill Lynch 1-3 Year
U.S. Treasury Index	0.76%	0.57%	0.64%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1- 855-637-3863.

MDSIX Gross Expense ratio: 0.59%; MDSIX Net Expense ratio: 0.57%*

*	Ratios correlate to the prospectus dated September 28, 2016. The Fund has agreed to waive its management fees and/or reimburse Fund expenses through at least September 28, 2017.

The Fund’s returns have been driven by its strong relative yield and M.D. Sass’ ability to identify and purchase highly liquid, undervalued U.S. Government and U.S. Government Agency securities with quantifiable, stable cash flows that provide higher yields than comparable U.S. Treasury issues and to sell them if and when they become fairly valued.  At November 30, 2016, MDSIX’s 30 Day Subsidized SEC Yield was +3.31% (unsubsidized 3.26%) compared to the BofA Merrill Lynch 1-3 Year U.S. Treasury Index’s +1.13% yield. These returns and yields were produced while maintaining a focus on short-term securities. The Fund’s Effective Duration at November 30, 2016 was 1.85 years.

Market Review:

Global government yields increased during the summer period, given the market’s reduced worries about a slowdown in the U.S. and a pause in risk aversion post-Brexit. For the 3rd quarter, 10-year U.S. Treasury yields increased from 1.47% to 1.59%, and increased further since quarter end. The Federal Open Market Committee (FOMC) left the Fed Funds rate unchanged at ¼ to ½ percent in both the July and September meetings. Reflecting moderate economic growth in recent years, the Fed in September revised the median for long run economic growth lower to 1.8% from 2% previously, and also reduced its expected path of interest rate hikes.

Interest rates, however, rose dramatically in November after the U.S. Presidential election as the market has embraced a (very) long awaited move toward possible expansionary fiscal policy. Along with the achievement of a Republican-controlled Congress, the market has priced in a high likelihood of pro-growth fiscal policy. Higher inflation and budget deficit expectations steepened the yield curve as longer maturity Treasury yield (e.g. 10-year) increased more than the shorter maturity (e.g. 2-year).

During the 6-month period ended November 30, 2016, the impending implementation of new money market fund Rule 2a-7 regulations, which mandate liquidity fees, suspending redemptions and marking portfolios to market (“breaking the buck”) in times of sharply rising interest rates or credit spread widening, is leading to sector rotation within the money market universe from prime funds (which can invest in a broad range of money market securities) to funds that can only invest in government securities. This increased funding costs for international financial institutions and corporate commercial paper borrowers which in turn led to higher LIBOR rates but temporarily caused increased demand for short term Treasury issues.

Market Outlook:

All factors considered, we continue to remain optimistic on the relative performance of U.S. Agency Mortgage Backed Securities (MBS) going forward.

1.
Attractive Valuation amid limited high quality investment alternatives: U.S. Agency MBS have offered attractive valuation and higher yields relative to U.S. Treasuries given a favorable prepayment profile and wider spreads during the period. In addition, the spectrum of high quality type investments with more than negligible income remains very limited and therefore short duration MBS may continue to provide attractive relative yields compared to other high credit quality short duration instruments.

2.
Macro‐Economic Uncertainties:  Looking forward into the new year, further interest rate moves are likely to depend on actual fiscal policy implementation on the part of the newly elected president and Congress. Importantly, a continued and long term upward, though moderate, trajectory of higher interest rates might become a macro-economic problem, impacting (in negative fashion) not just high grade bonds, but perhaps all investment sectors (including equities, high yield bonds, emerging markets, etc.), and eventually spill over into the real economy. We believe the abundant economic uncertainties and ensuing market volatility may favor the risk-return profile of the short duration, high quality MD Sass MBS strategy to provide liquidity, stability and balance to risks encountered in other parts of diversified portfolios.

Past performance is not a guarantee of future results.

Opinions expressed as those of the Fund, are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. However, this Fund only intends to invest in 1 to 3 year duration securities. Investments in U.S. Agency Mortgage Backed Securities include additional risks that investors should be aware of such as prepayment risk, extension risk, and possible illiquidity. The federal government guarantees interest payments from government securities while the Fund offers no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings please refer to the Schedule of Investments included in this report.

BofA Merrill Lynch 1-3 Year U.S. Treasury Index: An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years. It is not possible to invest in an index.

Morningstar Short Government Category: The Morningstar Short Government Category represents a universe of funds with similar objectives.

Cash Flow: Measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Yield Curve: A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Duration:  A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Effective Duration:  Is calculated using the approximate duration formula for a bond with an embedded option, reflecting the expected change in the cash flow caused by the option.   Measures the responsiveness of a bond’s price - taking into account that expected cash flows will change as interest rates change due to the embedded option.

Spread: Is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

This Fund is distributed by Quasar Distributors, LLC.

This report must be preceded or accompanied by a prospectus.

M.D. Sass Funds
Expense Examples
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, distribution (12b-1) fees (Investor Class shares of the M.D. Sass Equity Income Plus Fund only), shareholder servicing fees (Investor Class shares of the M.D. Sass Equity Income Plus Fund only) and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period.(1)

Actual Expenses

The first line under each share class in the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Individual retirement accounts (“IRAs”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These Expenses are not included in the Examples. The Examples include, but are not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical Example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line under each share class in the following tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

M.D. Sass Equity Income Plus Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)
Institutional Class
Actual	$1,000.00	$1,000.10	$3.76
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80

Investor Class
Actual	$1,000.00	$ 998.30	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57

(1)	The period is June 1, 2016 – November 30, 2016.
(2)
Expenses for the Institutional Class and Investor Class are equal to the annualized expense ratio of 0.75% and 1.10%, respectively, multiplied by the average account value over the period, multiplied by 183/365.

M.D. Sass Funds
Expense Examples (Continued)
(Unaudited)

M.D. Sass Short Term U.S. Government Agency Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)(2)
Institutional Class
Actual	$1,000.00	$ 997.90	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	$2.79

(1)	The period is June 1, 2016 – November 30, 2016.
(2)	Expenses for the Institutional Class are equal to the annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 183/365.

M.D. Sass Equity Income Plus Fund
Investment Highlights
(Unaudited)

The Fund seeks to generate income as well as capital appreciation, while emphasizing downside protection.  To achieve its investment objective, the Fund will normally invest in a diversified portfolio of rigorously researched, dividend paying, common stocks that the Fund’s investment adviser believes are undervalued.  The Fund’s investment adviser will also seek to enhance equity returns by writing (selling) covered call options with exercise prices that are generally above the current market prices of the underlying stocks.  Additionally, for hedging purposes, to protect the Fund from significant market declines that may occur before the expiration of the put option, the Fund will periodically buy put options on equity security indices.  The Fund’s allocation of portfolio holdings as of November 30, 2016 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)*

*  Written Options (5.84)%

Continued

M.D. Sass Equity Income Plus Fund – Institutional Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of November 30, 2016

			Annualized
				Since
	Six	One	Three	Inception
	Months	Year	Year	(6/28/13)
M.D. Sass Equity Income Plus Fund – Institutional Class	0.01%	1.46%	2.09%	4.65%
CBOE S&P 500 BuyWrite Index	5.61%	6.08%	6.66%	7.58%
S&P 500 Index	6.01%	8.06%	9.07%	11.95%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $1,000,000 Investment

* Inception Date

M.D. Sass Equity Income Plus Fund – Investor Class
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of November 30, 2016

			Annualized
				Since
	Six	One	Three	Inception
	Months	Year	Year	(6/28/13)
M.D. Sass Equity Income Plus Fund – Investor Class	-0.17%	1.09%	1.74%	4.33%
CBOE S&P 500 Buy Write Index	5.61%	6.08%	6.66%	7.58%
S&P 500 Index	6.01%	8.06%	9.07%	11.95%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The CBOE S&P 500 BuyWrite Index is designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.  The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

One cannot invest directly in an index.

Growth of $10,000 Investment

* Inception Date

M.D. Sass Short Term U.S. Government Agency Income Fund
Investment Highlights
(Unaudited)

The Fund’s investment objective seeks to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets.  To achieve its investment objective, the Fund invests at least 95% of its assets in U.S. Government and agency mortgage backed securities (“Agency MBS”) and other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including Ginnie Mae, Fannie Mae and Freddie Mac), and collateralized mortgage obligations (“CMOs”), backed by Agency MBS.  Some of the Fund’s investments may be backed by the full faith and credit of the U.S. Government, while others may be supported only by the discretionary authority of the U.S. Government or only by the credit of the issuing agency or instrumentality.  The Fund’s allocation of portfolio holdings as of November 30, 2016 is shown below.

Allocation of Portfolio Holdings
(as a percentage of total investments)

Continued

M.D. Sass Short Term U.S. Government Agency Income Fund
Investment Highlights (Continued)
(Unaudited)

Total Returns – As of November 30, 2016

			Annualized
					Since
	Six	One	Three	Five	Inception
	Months	Year	Years	Years	(6/30/11)
M.D. Sass Short Term U.S. Government
Agency Income Fund	-0.21%	0.51%	0.58%	0.64%	0.92%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.03%	0.76%	0.63%	0.57%	0.64%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-MDS-FUND (1-855-637-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date.  The graph does not reflect any future performance.

The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

One cannot invest directly in an index.

Growth of $10,000 Investment

* Inception Date

M.D. Sass Equity Income Plus Fund

Schedule of Investments

November 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS* – 85.56%

Airlines – 5.57%
Delta Air Lines, Inc.	78,000	$3,758,040

Banks – 3.28%
Citizens Financial Group, Inc.	66,000	2,211,660

Beverages – 1.35%
Coca-Cola European Partners PLC (a)	28,000	908,880

Biotechnology – 4.93%
Gilead Sciences, Inc.	38,000	2,800,600
Shire PLC – ADR	3,000	523,800
		3,324,400
Commercial Services & Supplies – 4.71%
Covanta Holding Corp.	218,000	3,182,800

Consumer Finance – 8.66%
Capital One Financial Corp.	30,000	2,521,200
Discover Financial Services	49,100	3,327,507
		5,848,707
Food & Staples Retailing – 10.44%
CVS Health Corp.	28,200	2,168,298
Kroger Co.	74,000	2,390,200
Walgreens Boots Alliance, Inc.	29,400	2,491,062
		7,049,560
Food Products – 2.63%
Lamb Weston Holdings, Inc. (b)	53,000	1,774,440

Hotels, Restaurants & Leisure – 9.64%
Royal Caribbean Cruises Ltd. (a)	44,000	3,562,680
Six Flags Entertainment Corp.	51,100	2,945,404
		6,508,084
Independent Power and Renewable Electricity Producers – 7.59%
NRG Energy, Inc.	250,000	2,835,000
NRG Yield, Inc.	149,100	2,288,685
		5,123,685
Insurance – 3.96%
MetLife, Inc.	48,600	2,673,486

Multiline Retail – 1.55%
Dollar General Corp.	13,500	1,043,820

Oil, Gas & Consumable Fuels – 2.49%
EQT Corp.	24,000	1,681,920

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

November 30, 2016 (Unaudited)

	Shares	Value
COMMON STOCKS* – 85.56% (Continued)

Pharmaceuticals – 8.49%
Allergan PLC (a)	9,000	$1,748,700
Pfizer, Inc.	69,000	2,217,660
Teva Pharmaceutical Industries Ltd. – ADR	46,900	1,768,130
		5,734,490
Semiconductors & Semiconductor Equipment – 2.10%
Teradyne, Inc.	58,075	1,415,868

Technology Hardware, Storage & Peripherals – 2.66%
Hewlett Packard Enterprise Co.	75,500	1,796,900

Textiles, Apparel & Luxury Goods – 2.59%
Ralph Lauren Corp.	16,700	1,746,987

Transportation Infrastructure – 2.92%
Macquarie Infrastructure Corp.	24,100	1,974,754
TOTAL COMMON STOCKS (Cost $56,513,709)		57,758,481

MASTER LIMITED PARTNERSHIPS* – 7.29%

Capital Markets – 3.33%
Apollo Global Management, LLC	116,800	2,249,568

Oil, Gas & Consumable Fuels – 3.96%
EQT Midstream Partners LP	36,500	2,672,895
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $4,279,672)		4,922,463

REAL ESTATE INVESTMENT TRUSTS* – 7.41%
Crown Castle International Corp.	22,500	1,877,850
Gaming & Leisure Properties, Inc.	102,512	3,127,641
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,127,377)		5,005,491

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Investments (Continued)

November 30, 2016 (Unaudited)

	Contracts	Value
PURCHASED OPTIONS – 0.12%

Put Options – 0.12%
SPDR S&P 500 ETF Trust
Expiration: December 2016, Exercise Price: $193.00	2,000	$12,000
Expiration: January 2017, Exercise Price: $193.00	2,000	66,000
TOTAL PURCHASED OPTIONS (Cost $368,853)		78,000

	Shares
SHORT-TERM INVESTMENTS – 5.34%
STIT-Treasury Portfolio, Institutional Class, 0.260% (c)	3,607,951	3,607,951
TOTAL SHORT-TERM INVESTMENTS (Cost $3,607,951)		3,607,951

Total Investments (Cost $69,897,562) – 105.72%		71,372,386
Liabilities in Excess of Other Assets – (5.72)%		(3,861,708)
TOTAL NET ASSETS – 100.00%		$67,510,678

Percentages are stated as a percent of net assets.

*	All or a portion of these securities may be subject to call options written.
(a)	Foreign issued security.
(b)	Non-income producing security.
(c)	Seven day yield as of November 30, 2016.
ADR  American Depositary Receipt

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options

November 30, 2016 (Unaudited)

	Contracts	Value
CALL OPTIONS
Allergan PLC (a)
Expiration: January 2017, Exercise Price: $210.00	(90)	$(28,260)
Apollo Global Management, LLC
Expiration: January 2017, Exercise Price: $19.00	(1,168)	(110,960)
Capital One Financial Corp.
Expiration: December 2016, Exercise Price: $72.50	(300)	(357,000)
Citizens Financial Group, Inc.
Expiration: January 2017, Exercise Price: $25.00	(660)	(567,600)
Coca-Cola European Partners PLC (a)
Expiration: January 2017, Exercise Price: $35.00	(280)	(8,120)
Covanta Holding Corp.
Expiration: December 2016, Exercise Price: $17.50	(2,180)	(5,450)
Crown Castle International Corp.
Expiration: January 2017, Exercise Price: $87.50	(225)	(19,125)
CVS Health Corp.
Expiration: January 2017, Exercise Price: $90.00	(282)	(1,410)
Delta Air Lines, Inc.
Expiration: December 2016, Exercise Price: $41.00	(780)	(590,460)
Discover Financial Services
Expiration: January 2017, Exercise Price: $57.50	(491)	(530,280)
Dollar General Corp.
Expiration: January 2017, Exercise Price: $80.00	(135)	(33,075)
EQT Corp.
Expiration: December 2016, Exercise Price: $70.00	(240)	(63,600)
EQT Midstream Partners LP
Expiration: January 2017, Exercise Price: $80.00	(365)	(17,337)
Gaming & Leisure Properties, Inc.
Expiration: January 2017, Exercise Price: $30.00	(105)	(8,138)
Expiration: January 2017, Exercise Price: $37.00	(920)	(9,200)
Gilead Sciences, Inc.
Expiration: January 2017, Exercise Price: $80.00	(380)	(25,080)
Hewlett Packard Enterprise Co.
Expiration: January 2017, Exercise Price: $22.00	(755)	(153,265)
Kroger Co.
Expiration: January 2017, Exercise Price: $32.50	(740)	(99,900)
Lamb Weston Holdings, Inc.
Expiration: January 2017, Exercise Price: $35.00	(530)	(38,425)
Macquarie Infrastructure Corp.
Expiration: January 2017, Exercise Price: $80.00	(241)	(86,760)
MetLife, Inc.
Expiration: January 2017, Exercise Price: $47.50	(486)	(376,650)
NRG Energy, Inc.
Expiration: January 2017, Exercise Price: $13.00	(2,500)	(82,500)
NRG Yield, Inc.
Expiration: February 2017, Exercise Price: $17.50	(1,491)	(37,275)
Pfizer, Inc.
Expiration: December 2016, Exercise Price: $36.00	(690)	(690)

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Schedule of Written Options (Continued)

November 30, 2016 (Unaudited)

	Contracts	Value
CALL OPTIONS (Continued)
Ralph Lauren Corp.
Expiration: January 2017, Exercise Price: $90.00	(167)	$(263,025)
Royal Caribbean Cruises Ltd. (a)
Expiration: December 2016, Exercise Price: $80.00	(440)	(106,920)
Shire PLC (a)
Expiration: December 2016, Exercise Price: $190.00	(30)	(1,350)
Six Flags Entertainment Corp.
Expiration: January 2017, Exercise Price: $55.00	(511)	(176,295)
Teradyne, Inc.
Expiration: January 2017, Exercise Price: $20.00	(580)	(272,600)
Teva Pharmaceutical Industries Ltd. (a)
Expiration: January 2017, Exercise Price: $45.00	(469)	(6,566)
Walgreens Boots Alliance, Inc.
Expiration: January 2017, Exercise Price: $85.00	(294)	(87,612)
Total Written Options (Premiums received $2,271,303)		$(4,164,928)

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments

November 30, 2016 (Unaudited)

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 61.81%
Fannie Mae-Aces
2012-M9, 4.167%, 12/25/2017 (a)(b)	$7,288,881	$164,347
2013-M11, 1.500%, 01/25/2018	273,786	274,387
2015-M4, 0.742%, 09/25/2018 (a)	426,605	426,802
2015-M10, 0.782%, 03/25/2019 (a)	807,703	808,474
2012-M8, 2.233%, 12/25/2019 (a)(b)	10,206,509	282,032
2015-M17, 1.462%, 11/25/2022 (a)	811,068	815,258
2016-M2, 1.470%, 01/25/2023	902,250	888,206

Fannie Mae Pool
735794, 7.000%, 06/01/2017	123	124
545825, 6.000%, 07/01/2017	3,392	3,414
254443, 6.000%, 09/01/2017	5,395	5,457
670372, 6.000%, 09/01/2017	4,811	4,831
254473, 5.500%, 10/01/2017	24,235	24,543
555872, 5.000%, 11/01/2018	7,405	7,610
AL0217, 5.000%, 11/01/2018	57,821	59,128
725098, 5.500%, 12/01/2018	45,869	47,008
774537, 4.500%, 04/01/2019	59,825	61,578
255176, 4.500%, 04/01/2019	19,422	19,991
725527, 5.500%, 05/01/2019	10,798	11,021
725792, 4.500%, 08/01/2019	29,344	30,266
725707, 5.000%, 08/01/2019	99,336	102,233
725993, 6.000%, 09/01/2019	9,518	9,651
735990, 4.500%, 11/01/2019	59,331	61,191
255547, 4.500%, 01/01/2020	107,649	111,464
357695, 4.500%, 01/01/2020	136,252	141,235
995182, 5.500%, 06/01/2020	104,581	107,697
745440, 4.500%, 07/01/2020	103,050	106,282
AE0413, 4.000%, 10/01/2020	159,876	164,545
995158, 4.500%, 12/01/2020	222,687	231,236
745238, 6.000%, 12/01/2020	27,400	28,486
MA0630, 4.000%, 01/01/2021	285,313	293,935
MA0688, 4.000%, 03/01/2021	461,328	475,384
745453, 5.500%, 03/01/2021	84,401	89,233
MA0704, 4.000%, 04/01/2021	249,730	257,387
253802, 6.500%, 05/01/2021	33,827	38,333
AE0125, 5.500%, 08/01/2021	48,042	50,253
890330, 5.000%, 10/01/2021	32,888	33,755
995528, 5.000%, 12/01/2021	184,650	195,980
889143, 4.500%, 05/01/2022	33,475	34,860
995160, 5.000%, 09/01/2022	51,251	52,410
889323, 5.500%, 11/01/2022	87,265	92,687
890156, 5.000%, 05/01/2023	21,350	22,464
995874, 5.500%, 11/01/2023	8,172	8,628
995185, 5.000%, 12/01/2023	119,055	127,080
995865, 4.500%, 07/01/2024	213,535	226,393
AD3081, 4.000%, 04/01/2025	106,386	112,201

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2016 (Unaudited)

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 61.81% (Continued)
Fannie Mae Pool (Continued)
890216, 4.500%, 07/01/2025	$94,622	$100,131
255984, 4.500%, 11/01/2025	18,154	19,586
AE0368, 3.500%, 12/01/2025	260,490	271,738
256045, 5.000%, 12/01/2025	75,595	82,796
#TBA, 3.000%, 12/15/2025	5,125,000	5,271,142
#TBA, 3.500%, 12/15/2025	500,000	520,840
256247, 6.000%, 05/01/2026	18,851	21,423
256272, 5.500%, 06/01/2026	627	700
48081, 4.960%, 12/01/2026 (a)	8,782	9,043
888281, 6.000%, 04/01/2027	100,713	114,454
47935, 4.823%, 05/01/2027 (a)	1,841	1,932
256714, 5.500%, 05/01/2027	103,347	115,340
#TBA, 2.500%, 12/15/2027	2,500,000	2,511,133
AL8046, 3.500%, 01/01/2028	1,605,214	1,673,829
252284, 6.500%, 01/01/2029	121,583	136,608
323591, 6.500%, 03/01/2029	32,386	36,898
MA0949, 3.500%, 01/01/2032	186,109	193,934
295541, 3.909%, 10/01/2032 (a)	67,621	72,600
676661, 5.500%, 01/01/2033	117,916	132,802
555326, 5.500%, 04/01/2033	261,368	302,067
555531, 5.500%, 06/01/2033	252,507	284,027
555592, 5.500%, 07/01/2033	67,163	75,632
748375, 2.348%, 08/01/2033 (a)	3,532	3,696
733533, 4.500%, 08/01/2033	116,854	126,620
806484, 4.613%, 08/01/2033 (a)	60,018	64,310
725205, 5.000%, 03/01/2034	399,226	438,391
995801, 5.500%, 12/01/2034	76,377	86,006
888073, 5.500%, 02/01/2035	51,651	58,114
735989, 5.500%, 02/01/2035	48,890	55,060
735670, 5.500%, 03/01/2035	98,419	110,807
735715, 5.500%, 05/01/2035	206,133	232,125
745751, 5.500%, 09/01/2035	60,647	68,290
#TBA, 3.500%, 12/15/2040	1,000,000	1,027,070

Fannie Mae REMICS
2002-7, 5.500%, 03/25/2017	754	754
2002-59, 5.500%, 09/25/2017	23,435	23,614
2002-58, 5.500%, 09/25/2017	875	878
2002-55-QE, 5.500%, 09/25/2017	3,727	3,735
2002-57, 5.500%, 09/25/2017	887	890
2002-55-GC, 5.500%, 09/25/2017	814	816
2002-61, 5.500%, 10/25/2017	3,773	3,819
2002-74, 5.000%, 11/25/2017	13,399	13,534
2002-72, 5.500%, 11/25/2017	7,383	7,476
2002-62, 5.500%, 11/25/2017	20,663	20,934
2002-83, 5.000%, 12/25/2017	48,250	48,855
2003-21, 5.000%, 03/25/2018	13,880	14,062

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2016 (Unaudited)

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 61.81% (Continued)
Fannie Mae REMICS (Continued)
2003-57-NE, 3.500%, 06/25/2018	$19,958	$20,200
2003-57-NK, 5.000%, 06/25/2018	2,961	3,021
2003-74, 3.750%, 08/25/2018	10,840	10,996
2003-81, 4.500%, 09/25/2018	50,692	51,802
2003-91, 4.500%, 09/25/2018	47,378	48,262
2003-108, 4.000%, 11/25/2018	75,052	76,221
2003-128, 4.000%, 01/25/2019	76,126	77,252
2009-37, 4.000%, 04/25/2019	23,698	24,043
2004-19, 4.000%, 04/25/2019	79,640	80,847
1999-15, 6.000%, 04/25/2019	72,366	80,687
2004-27, 4.000%, 05/25/2019	40,515	41,402
2004-36, 4.500%, 05/25/2019	43,324	44,562
2009-70, 5.000%, 08/25/2019	8,807	9,007
1990-73, 0.000%, 07/25/2020 (c)	23,874	23,109
2011-68, 3.500%, 12/25/2020	43,527	44,553
2008-36, 4.500%, 05/25/2023	120,226	125,725
2003-80, 4.000%, 06/25/2023	710	712
2008-62, 4.000%, 07/25/2023	68,851	70,769
2011-74, 4.000%, 03/25/2026	155,345	161,635
2003-44, 1.334%, 06/25/2033 (a)	202,285	206,824
2005-27, 5.500%, 05/25/2034	16,169	16,679
2005-23, 5.000%, 04/25/2035	18,371	19,479
2005-62, 4.750%, 07/25/2035	23,216	24,263
2006-70, 0.000%, 06/25/2036 (c)	221,435	202,766
2007-1, 0.834%, 02/25/2037 (a)	61,022	60,770
2007-33, 5.500%, 04/25/2037	7,783	8,665
2010-90, 4.000%, 04/25/2040	152,008	156,473

FHLMC Multifamily Structured Pass Through Certificates
K-002, 4.879%, 05/19/2017	333,556	337,371
K-P03, 1.738%, 03/25/2019	372,400	373,711
K-714, 0.834%, 10/25/2020 (a)(b)	11,551,412	256,337
Q-001, 1.701%, 04/25/2021	734,663	734,560
K-720, 0.660%, 08/25/2022 (a)(b)	9,716,719	247,175
K-023, 1.417%, 08/25/2022 (a)(b)	4,789,848	284,152
K-J07, 1.533%, 09/25/2022	474,910	466,414
K-057, 1.328%, 07/25/2026 (a)(b)	2,699,358	241,363

FHLMC-GNMA
G023, 1.034%, 11/25/2023 (a)	167,733	169,471

Freddie Mac Gold Pool
E0-1098, 6.000%, 02/01/2017	3,561	3,572
E0-1138, 6.500%, 03/01/2017	784	786
E0-1140, 6.000%, 05/01/2017	11,269	11,346
G1-1409, 6.000%, 05/01/2017	1,218	1,223
G1-1350, 6.000%, 10/01/2017	5,963	5,999

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2016 (Unaudited)

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 61.81% (Continued)
Freddie Mac Gold Pool (Continued)
E0-1251, 5.500%, 11/01/2017	$77,194	$78,411
G1-1337, 5.500%, 11/01/2017	43,895	44,392
G1-1509, 6.000%, 03/01/2018	5,045	5,084
G1-1516, 6.000%, 03/01/2018	2,077	2,092
E0-1343, 5.000%, 04/01/2018	18,717	19,221
G1-1399, 5.500%, 04/01/2018	9,240	9,341
E0-1386, 5.000%, 06/01/2018	5,782	5,938
E0-1490, 5.000%, 11/01/2018	109,565	113,136
E0-1497, 5.500%, 11/01/2018	10,120	10,435
G1-2471, 4.500%, 12/01/2018	44,018	45,238
G1-2883, 5.000%, 12/01/2018	53,319	54,754
G1-1731, 5.500%, 12/01/2018	57,610	59,145
G1-1551, 5.500%, 02/01/2019	13,633	13,957
G1-1574, 6.000%, 02/01/2019	5,366	5,416
G1-3052, 5.000%, 03/01/2019	37,979	39,001
C9-0256, 6.500%, 03/01/2019	20,879	22,676
B1-5137, 4.000%, 06/01/2019	21,648	22,234
G1-2081, 4.500%, 06/01/2019	9,834	10,131
G1-8009, 5.000%, 09/01/2019	35,667	36,764
G1-1694, 6.500%, 09/01/2019	12,386	12,711
G1-8016, 5.000%, 10/01/2019	162,855	170,046
G1-3330, 6.000%, 10/01/2019	1,410	1,420
G1-8020, 4.500%, 11/01/2019	139,788	145,357
G1-1650, 5.000%, 02/01/2020	18,909	19,640
G1-2569, 4.000%, 05/01/2020	146,413	150,413
G1-1717, 5.000%, 06/01/2020	45,916	48,185
G1-1722, 5.000%, 07/01/2020	54,166	56,897
G1-1754, 6.000%, 07/01/2020	1,267	1,319
G1-3272, 4.500%, 08/01/2020	61,358	63,058
G1-1838, 6.000%, 08/01/2020	16,308	16,873
G1-3312, 4.500%, 09/01/2020	37,431	38,486
G1-3318, 5.000%, 10/01/2020	201,971	208,915
G1-1773, 5.000%, 10/01/2020	31,375	32,848
G1-2046, 4.000%, 12/01/2020	52,427	53,867
G1-2911, 4.000%, 02/01/2021	25,041	25,735
G1-1938, 4.500%, 03/01/2021	79,669	84,561
G1-2189, 5.500%, 03/01/2021	106,466	112,300
G1-1941, 5.500%, 04/01/2021	7,567	8,011
G1-2121, 5.500%, 04/01/2021	67,956	71,948
G1-4200, 4.000%, 06/01/2021	89,632	92,208
G1-2322, 5.500%, 07/01/2021	11,237	11,926
G1-2239, 5.500%, 07/01/2021	26,402	28,030
G1-3621, 6.500%, 08/01/2021	11,649	11,779
G1-2381, 5.000%, 09/01/2021	131,111	139,410
G1-2456, 4.000%, 10/01/2021	56,824	58,392
G1-2403, 5.000%, 10/01/2021	76,437	81,225
G1-2717, 5.500%, 11/01/2021	11,172	11,700

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2016 (Unaudited)

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 61.81% (Continued)
Freddie Mac Gold Pool (Continued)
G1-4904, 4.500%, 12/01/2021	$109,887	$113,035
G1-2942, 4.500%, 01/01/2022	39,643	41,401
G1-2977, 5.500%, 10/01/2022	48,111	51,297
G3-0234, 6.500%, 11/01/2022	3,038	3,387
G1-3007, 5.000%, 03/01/2023	85,977	92,047
G1-3345, 6.500%, 10/01/2023	25,004	26,600
G1-3390, 6.000%, 01/01/2024	83,278	89,541
G1-4160, 6.000%, 01/01/2024	17,944	18,320
G1-3692, 5.500%, 02/01/2024	38,184	40,877
G1-3610, 5.500%, 02/01/2024	64,365	69,195
G1-5123, 3.000%, 06/01/2024	195,862	201,500
G1-4223, 5.500%, 07/01/2024	45,308	47,107
G1-8323, 4.500%, 09/01/2024	193,010	204,413
G1-8330, 4.500%, 11/01/2024	169,144	179,431
J1-2635, 4.000%, 07/01/2025	119,473	126,645
G3-0289, 7.000%, 09/01/2025	356,828	385,040
J1-3273, 3.500%, 10/01/2025	185,758	194,002
C9-0945, 5.000%, 01/01/2026	102,944	112,693
G1-4159, 4.000%, 06/01/2026	277,573	294,255
G1-5112, 4.500%, 06/01/2026	89,122	91,592
G1-4391, 5.000%, 06/01/2026	71,897	75,850
G3-0293, 5.000%, 07/01/2026	65,221	71,397
G1-5113, 4.500%, 09/01/2026	73,505	76,194
C9-0989, 6.000%, 09/01/2026	84,386	95,958
C9-0994, 6.000%, 10/01/2026	45,478	51,715
G1-4350, 4.000%, 12/01/2026	169,953	180,168
#TBA, 2.500%, 12/15/2027	1,000,000	1,003,672
G0-1584, 5.000%, 08/01/2033	123,393	136,742
G0-5168, 5.000%, 12/01/2034	28,276	31,310
G0-4913, 5.000%, 03/01/2038	114,382	125,732
H0-9207, 6.500%, 08/01/2038	127,068	140,303
T6-5393, 4.000%, 09/01/2046	453,293	471,454

Freddie Mac Non Gold Pool
30-4276, 8.000%, 07/01/2018	205	206

Freddie Mac REMICS
3787, 1.750%, 01/15/2017	39,235	39,238
2458, 5.500%, 06/15/2017	5	5
3390, 0.738%, 10/15/2017 (a)	8,596	8,597
2508, 5.000%, 10/15/2017	15,130	15,308
2510, 5.000%, 10/15/2017	8,089	8,184
2513-JE, 5.000%, 10/15/2017	14,678	14,855
2509, 5.000%, 10/15/2017	2,507	2,533
2515, 5.000%, 10/15/2017	25,920	26,176
2513-DB, 5.000%, 10/15/2017	31,629	31,996
2564, 5.500%, 10/15/2017	24,151	24,486

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2016 (Unaudited)

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 61.81% (Continued)
Freddie Mac REMICS (Continued)
2543, 5.000%, 12/15/2017	$34,968	$35,480
2555, 4.250%, 01/15/2018	23,056	23,352
2564, 5.000%, 02/15/2018	38,966	39,617
2575, 5.000%, 02/15/2018	16,294	16,548
2617, 4.500%, 05/15/2018	84,183	85,758
2627, 4.500%, 06/15/2018	32,447	33,022
2631, 4.500%, 06/15/2018	18,067	18,420
2663, 5.000%, 08/15/2018	71,730	73,169
2686, 3.500%, 10/15/2018	69,608	70,762
2695, 4.000%, 10/15/2018	88,206	89,758
2707, 4.500%, 11/15/2018	62,184	63,630
2720, 5.000%, 12/15/2018	40,820	41,840
2786, 4.000%, 04/15/2019	85,456	87,419
2790, 5.000%, 05/15/2019	46,450	47,450
3563, 4.000%, 08/15/2019	106,714	108,919
2895, 4.000%, 11/15/2019	68,296	70,113
3414, 4.000%, 12/15/2019	82,469	84,161
2934, 0.000%, 02/15/2020 (c)	50,302	48,969
2999, 4.500%, 07/15/2020	63,932	65,646
3033, 4.500%, 09/15/2020	47,996	49,217
3288, 4.500%, 03/15/2022	146,099	150,419
3291, 4.500%, 03/15/2022	127,591	131,940
2649, 3.500%, 07/15/2023	36,311	37,297
2720, 5.000%, 12/15/2023	122,359	131,936
2783, 5.000%, 04/15/2024	187,243	202,563
2824, 5.000%, 07/15/2024	8,761	9,486
3741, 3.500%, 03/15/2025	47,299	48,677
3784, 4.000%, 01/15/2026	57,419	60,540
3803, 4.000%, 11/15/2028	75,120	76,435
2344, 6.500%, 08/15/2031	32,539	37,673
3136, 0.838%, 04/15/2036 (a)	211,238	212,701

Freddie Mac Strips
S0-1556, 0.000%, 04/01/2028 (c)	405,838	348,746

FRESB Mortgage Trust
2015-SB2, 2.086%, 07/25/2035 (a)	949,455	940,059
2015-SB7, 2.370%, 09/25/2035 (a)	491,159	491,895
2015-SB9, 2.535%, 11/25/2035 (a)	492,918	495,284
2016-SB13, 2.060%, 01/25/2036 (a)	499,247	495,153
2016-SB16, 2.130%, 05/25/2036 (a)	499,214	495,820
2016-SB17, 2.160%, 05/25/2036 (a)	499,494	496,298
2015-SB3, 2.012%, 08/25/2042 (a)	745,739	737,759

Ginnie Mae I Pool
781464X, 7.000%, 07/15/2017	746	747
603378X, 5.000%, 01/15/2018	7,489	7,570

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2016 (Unaudited)

	Principal
	Amount	Value
MORTGAGE BACKED SECURITIES – 61.81% (Continued)
Ginnie Mae I Pool (Continued)
781567X, 5.000%, 02/15/2018	$9,393	$9,692
781731X, 4.500%, 11/15/2018	54,811	55,861
782098X, 6.000%, 01/15/2020	61,162	62,871
781919X, 5.000%, 05/15/2020	188,342	197,766
782039X, 5.500%, 11/15/2020	80,410	85,435
782232X, 5.000%, 07/15/2021	119,104	125,053
782618X, 4.500%, 04/15/2024	151,696	162,986
741854X, 4.000%, 05/15/2025	249,117	260,867

Government National Mortgage Association
2013-101, 0.514%, 05/16/2035	499,793	490,852
2010-112, 3.000%, 04/20/2038	40,428	40,932
2013-55, 1.579%, 12/16/2042	614,690	604,045
2015-97, 2.400%, 04/16/2043	940,425	940,921
2013-107, 0.570%, 11/16/2047 (a)(b)	6,019,357	210,532
2013-15, 0.617%, 08/16/2051 (a)(b)	6,936,281	330,136
2013-07, 0.446%, 05/16/2053 (a)(b)	9,400,817	386,631
2013-01, 0.857%, 02/16/2054 (a)(b)	8,893,413	530,510
2013-105, 0.672%, 06/16/2054 (a)(b)	4,666,819	169,298
2013-17, 0.857%, 06/16/2054 (a)(b)	8,667,753	409,673
2013-40, 0.977%, 06/16/2054 (a)(b)	5,675,345	284,654
2013-101, 0.751%, 10/16/2054 (a)(b)	6,121,294	233,424
2013-156, 0.808%, 06/16/2055 (a)(b)	6,526,057	302,576
2014-155, 1.293%, 08/16/2055 (a)(b)	2,260,904	176,749
2014-01, 0.626%, 09/16/2055 (a)(b)	7,532,837	317,751
2014-54, 0.705%, 09/16/2055 (a)(b)	9,247,782	441,927
2014-120, 0.753%, 04/16/2056 (a)(b)	3,301,670	173,214
2014-73, 0.766%, 04/16/2056 (a)(b)	5,513,528	266,258
2014-138, 0.796%, 04/16/2056 (a)(b)	2,355,399	136,266
2015-130, 0.922%, 07/16/2057 (a)(b)	3,537,642	220,243
2016-52, 0.980%, 03/16/2058 (a)(b)	5,842,789	435,396
TOTAL MORTGAGE BACKED SECURITIES (Cost $49,674,316)		48,486,045

U.S. GOVERNMENT NOTES/BONDS – 12.11%

United States Treasury Inflation Indexed Bonds
0.125%, 04/15/2018	1,566,630	1,577,769
0.125%, 04/15/2021	1,018,650	1,024,449
United States Treasury Notes/Bonds
0.500%, 03/31/2017	1,500,000	1,500,072
0.875%, 07/15/2017	850,000	850,876
1.750%, 09/30/2019	4,500,000	4,549,572
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $9,549,377)		9,502,738

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Schedule of Investments (Continued)

November 30, 2016 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS – 21.13%
First American U.S. Treasury Money Market Fund, Class Z, 0.200% (d)	16,573,576	$16,573,576
TOTAL SHORT-TERM INVESTMENTS (Cost $16,573,576)		16,573,576

Total Investments (Cost $75,797,269) – 95.05%		74,562,359
Other Assets in Excess of Liabilities – 4.95%		3,883,597
TOTAL NET ASSETS – 100.00%		$78,445,956

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at November 30, 2016.
(b)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(c)	Represents a principal-only security that entitles holders to receive only principal payments on underlying mortgages.
(d)	Seven day yield as of November 30, 2016.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Assets and Liabilities

November 30, 2016 (Unaudited)

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
ASSETS
Investments, at value (cost $69,897,562 and $75,797,269, respectively)	$71,372,386	$74,562,359
Cash	—	1,505,666
Receivable for investments sold	249,970	14,533,751
Dividends and interest receivable	172,950	275,721
Receivable for Fund shares sold	25,000	155,539
Other assets	18,368	8,373
TOTAL ASSETS	71,838,674	91,041,409
LIABILITIES
Written options, at value (premiums received of $2,271,303 and $—, respectively)	4,164,928	—
Payable for investments purchased	—	12,516,136
Payable for Fund shares redeemed	60,000	—
Payable to Adviser	13,394	11,097
Payable to affiliates	54,883	42,851
Payable for distribution fees	1,972	—
Payable for shareholder servicing fees	3,178	—
Accrued expenses and other liabilities	29,641	25,369
TOTAL LIABILITIES	4,327,996	12,595,453
NET ASSETS	$67,510,678	$78,445,956
Net Assets Consist Of:
Paid-in capital	$77,314,330	$84,127,174
Accumulated undistributed net investment income (loss)	182,277	(147,735)
Accumulated net realized loss from investments	(9,567,128)	(4,298,573)
Net unrealized appreciation (depreciation) on:
Investments and purchased options	1,474,824	(1,234,910)
Written options	(1,893,625)	—
Net Assets	$67,510,678	$78,445,956
Institutional Class Shares
Net assets	66,012,369	78,445,956
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	6,358,258	8,180,470
Net asset value, offering price and redemption price per share	$10.38	$9.59
Investor Class Shares
Net assets	1,498,309	N/A
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	144,609	N/A
Net asset value, offering price and redemption price per share	$10.36	$ N/A

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds

Statements of Operations

For the Six Months Ended November 30, 2016 (Unaudited)

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund

INVESTMENT INCOME (LOSS)
Dividend income	$1,094,698 (1)	$—
Interest income (net of amortization and paydown gains and losses)	3,289	1,285,850
TOTAL INVESTMENT INCOME	1,097,987	1,285,850

EXPENSES
Management fees	371,654	129,531
Administration and accounting fees	57,751	29,187
Transfer agent fees and expenses	29,687	12,698
Federal and state registration fees	24,026	12,368
Audit and tax fees	9,901	9,073
Custody fees	8,408	10,407
Legal fees	7,494	8,000
Chief Compliance Officer fees	6,039	6,039
Reports to shareholders	4,841	3,022
Trustees’ fees	2,750	2,750
Distribution fees – Investor Class	2,746	—
Pricing expenses	1,978	25,888
Shareholder servicing fees – Investor Class	1,098	—
Other expenses	8,577	5,066
TOTAL EXPENSES	536,950	254,029
Less waivers and reimbursement by Adviser (Note 4)	(158,937)	(16,556)
NET EXPENSES	378,013	237,473
NET INVESTMENT INCOME	719,974	1,048,377

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments and purchased options	(262,834)	(97,183)
Written options	954,094	—
Change in net unrealized depreciation on:
Investments and purchased options	(164,022)	(1,070,350)
Written options	(1,519,946)	—
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(992,708)	(1,167,533)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(272,734)	$(119,156)

(1)	Net of $5,607 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2016	Year Ended
	(Unaudited)	May 31, 2016
FROM OPERATIONS
Net investment income	$719,974	$2,296,690
Net realized gain (loss) from:
Investments and purchased options	(262,834)	(6,930,839)
Written options	954,094	6,293,975
Change in net unrealized depreciation on:
Investments and purchased options	(164,022)	(8,909,358)
Written options	(1,519,946)	(185,764)
Net decrease in net assets from operations	(272,734)	(7,435,296)

FROM DISTRIBUTIONS
Net investment income – Institutional Class	(497,622)	(3,165,512)
Net investment income – Class C(1)	—	(5,719)
Net investment income – Investor Class	(11,066)	(49,693)
Net realized gains – Institutional Class	—	(6,406,622)
Net realized gains – Class C(1)	—	(5,008)
Net realized gains – Investor Class	—	(116,301)
Net decrease in net assets resulting from distributions paid	(508,688)	(9,748,855)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold – Institutional Class	8,886,963	45,181,406
Proceeds from shares sold – Class C(1)	—	706,654
Proceeds from shares sold – Investor Class	63,518	918,918
Proceeds from exchange of Class C shares(1)	—	76,226
Shares issued in reinvestment of distributions – Institutional Class	440,780	4,727,089
Shares issued in reinvestment of distributions – Class C(1)	—	7,892
Shares issued in reinvestment of distributions – Investor Class	9,892	151,158
Payments for shares redeemed – Institutional Class	(75,072,013)	(60,243,209)
Payments for shares redeemed – Class C(1)	—	(651,404)
Payments for shares redeemed – Investor Class	(908,032)	(859,764)
Payments for exchange to Investor Class shares(1)	—	(76,226)
Net decrease in net assets from capital share transactions	(66,578,892)	(10,061,260)

TOTAL DECREASE IN NET ASSETS	(67,360,314)	(27,245,411)

NET ASSETS:
Beginning of period	134,870,992	162,116,403
End of period	$67,510,678	$134,870,992

ACCUMULATED UNDISTRIBUTED NET
INVESTMENT INCOME (LOSS)	$182,277	$(29,009)

(1)	The Class C shares converted to Investor Class shares on February 29, 2016. See Note 1 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund

Statements of Changes in Net Assets

	Six Months Ended
	November 30, 2016	Year Ended
	(Unaudited)	May 31, 2016
FROM OPERATIONS
Net investment income	$1,048,377	$1,499,039
Net realized gain (loss) from investments	(97,183)	638,978
Change in net unrealized depreciation on investments	(1,070,350)	(1,755,098)
Net increase (decrease) in net assets from operations	(119,156)	382,919

FROM DISTRIBUTIONS
Net investment income – Retail Class(1)	—	(8,899)
Net investment income – Institutional Class	(1,208,022)	(1,955,046)
Net decrease in net assets resulting from distributions paid	(1,208,022)	(1,963,945)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from exchange of Retail Class shares(1)	—	1,377,600
Proceeds from shares sold – Institutional Class	13,266,548	21,605,121
Proceeds from shares issued from transfer in-kind – Institutional Class(2)	—	30,257,705
Shares issued in reinvestment of distributions – Retail Class(1)	—	7,931
Shares issued in reinvestment of distributions – Institutional Class	1,000,600	1,687,784
Payments for shares redeemed – Retail Class(1)	—	(509)
Payments for exchange to Institutional Class shares(1)	—	(1,377,600)
Payments for shares redeemed – Institutional Class	(31,657,848)	(39,873,762)
Net increase (decrease) in net assets from capital share transactions	(17,390,700)	13,684,270

TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,717,878)	12,103,244

NET ASSETS:
Beginning of period	97,163,834	85,060,590
End of period	$78,445,956	$97,163,834

ACCUMULATED UNDISTRIBUTED
NET INVESTMENT GAIN (LOSS)	$(147,735)	$11,910

(1)	The Retail Class shares converted to Institutional Class shares on September 1, 2015. See Note 1 to the Financial Statements.
(2)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year/Period

	Six Months
	Ended
	November 30,	Year Ended	Year Ended	Period Ended
	2016	May 31,	May 31,	May 31,
	(Unaudited)	2016	2015	2014(1)
Net Asset Value, Beginning of Year/Period	$10.45	$11.54	$11.15	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.07	0.16	0.22	0.31
Net realized and unrealized gain on investments	(0.07)	(0.58)	0.48	1.06
Total from investment operations	0.00	(0.42)	0.70	1.37

Less distributions paid:
From net investment income	(0.07)	(0.22)	(0.22)	(0.22)
From realized gain	—	(0.45)	(0.09)	—
Total distributions paid	(0.07)	(0.67)	(0.31)	(0.22)

Net Asset Value, End of Year/Period	$10.38	$10.45	$11.54	$11.15

Total Return(4)(6)	0.01%	(3.52)%	6.37%	13.83%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$66,012	$132,523	$159,725	$71,383

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.07%	1.03%	1.05%	1.29%
After waivers and reimbursements of expenses	0.75%	0.75%	0.75%	0.75%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	1.14%	1.95%	1.61%	2.61%
After waivers and reimbursements of expenses	1.46%	2.23%	1.91%	3.15%

Portfolio turnover rate(4)	34.29%	63.55%	87.20%	53.61%

(1)	The Institutional Class shares commenced operations on June 28, 2013.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Equity Income Plus Fund – Investor Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Year/Period

	Six Months
	Ended
	November 30,	Year Ended	Year Ended	Period Ended
	2016	May 31,	May 31,	May 31,
	(Unaudited)	2016	2015	2014(1)
Net Asset Value, Beginning of Year/Period	$10.43	$11.53	$11.14	$10.00

Income (loss) from investment operations:
Net investment income(2)(3)	0.06	0.12	0.18	0.29
Net realized and unrealized gain on investments	(0.08)	(0.58)	0.49	1.06
Total from investment operations	(0.02)	(0.46)	0.67	1.35

Less distributions paid:
From net investment income	(0.05)	(0.19)	(0.19)	(0.21)
From realized gain	—	(0.45)	(0.09)	—
Total distributions paid	(0.05)	(0.64)	(0.28)	(0.21)

Net Asset Value, End of Year/Period	$10.36	$10.43	$11.53	$11.14

Total Return(4)(6)	(0.17)%	(3.88)%	6.09%	13.58%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$1,498	$2,348	$2,330	$1,273

Ratio of expenses to average net assets(5)
Before waivers and reimbursements of expenses	1.43%	1.38%	1.40%	1.56%
After waivers and reimbursements of expenses	1.10%	1.10%	1.10%	1.10%

Ratio of net investment income to average net assets(5)
Before waivers and reimbursements of expenses	0.86%	1.60%	1.31%	2.50%
After waivers and reimbursements of expenses	1.19%	1.88%	1.61%	2.96%

Portfolio turnover rate(4)	34.29%	63.55%	87.20%	53.61%

(1)	The Investor Class shares commenced operations on June 28, 2013. The Investor Class shares were previously named Retail Class shares. See Note 1 to the Financial Statements.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Net investment income per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Short Term U.S. Government Agency Income Fund – Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year/Period

	Six Months
	Ended	Year	Year	Year	Year	Period
	November 30,	Ended	Ended	Ended	Ended	Ended
	2016	May 31,	May 31,	May 31,	May 31,	May 31,
	(Unaudited)	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Year/Period	$9.75	$9.91	$10.06	$10.07	$10.20	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)(3)	0.12	0.15	0.15	0.01	(0.10)	(0.04)
Net realized and unrealized
gain (loss) on investments	(0.14)	(0.11)	(0.08)	0.18	0.11	0.33
Total from investment operations	(0.02)	0.04	0.07	0.19	0.01	0.29

Less distributions paid:
From net investment income	(0.14)	(0.20)	(0.22)	(0.20)	(0.14)	(0.09)
Total distributions paid	(0.14)	(0.20)	(0.22)	(0.20)	(0.14)	(0.09)

Net Asset Value, End of Year/Period	$9.59	$9.75	$9.91	$10.06	$10.07	$10.20

Total Return(4)(6)	(0.21)%	0.35%	0.75%	1.14%	0.08%	2.90%

Supplemental Data and Ratios:
Net assets at end of year/period (000’s)	$78,446	$97,164	$83,678	$109,404	$124,016	$143,623

Ratio of expenses to average net assets(5)
Before waivers and
reimbursements of expenses	0.59%	0.59%	0.65%	0.71%	0.59%	0.63%
After waivers and
reimbursements of expenses	0.55%	0.58%	0.66%	0.70%	0.59%	0.63%

Ratio of net investment income (loss)
to average net assets(5)
Before waivers and
reimbursements of expenses	2.39%	1.50%	1.52%	0.12%	(0.96)%	(0.39)%
After waivers and
reimbursements of expenses	2.43%	1.51%	1.51%	0.13%	(0.96)%	(0.39)%

Portfolio turnover rate(4)	99.42%	182.08%	99.63%	72.73%	78.90%	87.78%

(1)	The Institutional Class shares commenced operations on June 30, 2011.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Net investment income (loss) per share is calculated using the ending balances prior to consideration or adjustment for permanent book to tax differences.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

M.D. Sass Funds
Notes to Financial Statements
November 30, 2016 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The M.D. Sass Funds (the “Funds”) each represent a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Short Term U.S. Government Agency Income Fund”) is to achieve a high and stable rate of total return, when and as opportunities are available in the context of preserving capital in adverse markets. The investment objective of the M.D. Sass Equity Income Plus Fund (the “Equity Income Plus Fund”) is to generate income as well as capital appreciation, while emphasizing downside protection.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Short Term U.S. Government Agency Income Fund currently offers one class of shares, the Institutional Class.  Effective February 20, 2014, the Short Term U.S. Government Agency Income Fund ceased offering its StoneCastle Treasurer Class.  Effective September 1, 2015, the Short Term U.S. Government Agency Income Fund converted its Retail Class shares to Institutional Class shares and ceased offering its Retail Class.  The Equity Income Plus Fund currently offers two classes of shares, the Institutional Class and the Investor Class. Effective February 29, 2016, the Equity Income Plus Fund converted its Class C shares to Retail Class shares and ceased offering its Class C shares, and the Retail Class was renamed to the Investor Class. The Investor Class shares are subject to a 0.25% distribution (12b-1) fee and a 0.10% shareholder servicing fee.  Each class of shares in both Funds have identical rights and privileges except with respect to the distribution and shareholder servicing fees and voting rights on matters affecting a single class of shares.  The Short Term U.S. Government Agency Income Fund’s registration statement became effective on June 22, 2011.  The Institutional Class shares commenced operations on June 30, 2011.  The Equity Income Plus Fund’s registration statement became effective on June 28, 2013 at which time the Institutional and Investor Classes commenced operations.  Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by M.D. Sass Investors Services, Inc. and M.D. Sass, LLC (the “Advisers”), advisers to the Short Term U.S. Government Agency Income Fund and Equity Income Plus Fund, respectively.  The Funds are each an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or will be valued at the later sale price on the composite market (defined as a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by a pricing service) and will generally be classified as Level 2. When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2016 (Unaudited)

procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisers to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Debt securities, including U.S. Government and Agency Securities, corporate securities, municipal securities, mortgage- and asset-backed securities, commercial paper, banker’s acceptances, certificate of deposit, time deposits and U.S. Treasury Bills, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean by pricing service providers.  Pricing services may use various valuation methodologies such as broker-dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.  These securities that use similar valuation techniques and inputs as described above are typically categorized as Level 2 of the fair value hierarchy.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded and the option will generally be classified as Level 2.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.
Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2016:

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2016 (Unaudited)

Equity Income Plus Fund
	Level 1	Level 2	Level 3	Total
Equities:
Common Stocks(1)	$57,758,481	$—	$—	$57,758,481
Master Limited Partnerships	4,922,463	—	—	4,922,463
Real Estate Investment Trusts	5,005,491	—	—	5,005,491
Purchased Options	78,000	—	—	78,000
Total Equities	$67,764,435	$—	$—	$67,764,435
Short-Term Investments	$3,607,951	$—	$—	$3,607,951
Total Investments in Securities	$71,372,386	$—	$—	$71,372,386
Liabilities:
Written Options	$(2,239,303)	$(1,925,625)	$—	$(4,164,928)
Total Liabilities	$(2,239,303)	$(1,925,625)	$—	$(4,164,928)

(1) See the Schedule of Investments for industry classifications.

Short Term U.S. Government Agency Income Fund
	Level 1	Level 2	Level 3	Total
Fixed Income
Mortgage Backed Securities	$—	$48,486,045	$—	$48,486,045
U.S. Government Notes/Bonds	—	9,502,738	—	9,502,738
Total Fixed Income	$—	$57,988,783	$—	$57,988,783
Short-Term Investments	$16,573,576	$—	$—	$16,573,576
Total Investments in Securities	$16,573,576	$57,988,783	$—	$74,562,359

The Funds did not hold any investments during the six months with significant unobservable inputs which would be classified as Level 3.  During the six months ended November 30, 2016, there were no transfers between levels for the Funds.  It is the Funds’ policy to record transfers between levels as of the end of the reporting period.

(b) Derivative Instruments
The Short Term U.S. Government Agency Income Fund did not hold any financial derivative instruments during the six months ended November 30, 2016.
The Equity Income Plus Fund invested in derivative instruments, such as purchased and written options, during the six months ended November 30, 2016.
The following sets forth the fair value of derivative instruments as reported for the Equity Income Plus Fund within the Statement of Assets and Liabilities as of November 30, 2016:

	Asset Derivatives		Liability Derivatives
Derivatives not
accounted for
as hedging	Statement of Assets &		Statement of Assets &
instruments	Liabilities Location	Value	Liabilities Location	Value
Equity Contracts –	Investments,		Written Options,
Options	at value	$78,000	at value	$4,164,928
Total		$78,000		$4,164,928

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2016 (Unaudited)

The effect of derivative instruments for the Equity Income Plus Fund on the Statement of Operations for the six months ended November 30, 2016:

Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$(2,616,129)	$954,094	$(1,662,035)
Total	$(2,616,129)	$954,094	$(1,662,035)

Change in Net Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for	Purchased	Written
as hedging instruments	Options(1)	Options	Total
Equity Contracts	$329,447	$(1,519,946)	$(1,190,499)
Total	$329,447	$(1,519,946)	$(1,190,499)

(1)	Reflected within investments and purchased options on the Statements of Operations.

ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments.  The Fund is not subject to any Master Netting Arrangements, therefore the Fund was not required to offset any assets or liabilities.

Options

GAAP requires enhanced disclosures about the Equity Income Plus Fund’s derivative activities, including how such activities are accounted for and their effect on the Equity Income Plus Fund’s financial position and results of operations.

The Equity Income Plus Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Equity Income Plus Fund enters into written call options to reduce volatility of the portfolio and/or earn premium income. Additionally, for hedging purposes, the Equity Income Plus Fund will periodically buy put options on equity securities indices. The Equity Income Plus Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Equity Income Plus Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default.

The Equity Income Plus Fund may purchase put options on indices and enter into related closing transactions.  As a holder of a put option, the Equity Income Plus Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.

When the Equity Income Plus Fund writes an option, an amount equal to the premium received by the Equity Income Plus Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Equity Income Plus Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Equity Income Plus Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Equity Income Plus Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2016 (Unaudited)

When purchasing options, the Equity Income Plus Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Equity Income Plus Fund has a realized gain or loss.

Transactions in options written during the six months ended November 30, 2016 for the Equity Income Plus Fund were as follows:

	Contracts	Premiums
Outstanding, beginning of period	34,088	$6,204,720
Options written	57,549	8,140,410
Options terminated in closing transactions	(48,940)	(8,079,700)
Options exercised	(8,310)	(2,387,452)
Options expired	(15,862)	(1,606,675)
Outstanding, end of period	18,525	$2,271,303

As of November 30, 2016, the fair value of long positions which served as collateral for call options written was $67,684,240.
Transactions in purchased options during the six months ended November 30, 2016 were as follows:

Contracts
Outstanding, beginning of period	6,000
Options purchased	31,800
Options terminated in closing transactions	(19,500)
Options expired	(14,300)
Outstanding, end of period	4,000

(c) Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2016, the Funds did not have a liability for any unrecognized tax benefits.  The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the year, the Funds did not incur any interest or penalties.  The Equity Income Plus Fund is subject to examination by U.S. federal tax authorities for the tax periods since the commencement of operations.

The Short Term U.S. Government Agency Income Fund is not subject to examination by U.S. taxing authorities for tax periods prior to the year ended May 31, 2013.
(d) Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2016 (Unaudited)

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(f) Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(g) Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets.  Rule 12b-1 fees are expensed at 0.25% of average daily net assets of the Investor Class shares of the Equity Income Plus Fund.  Shareholder servicing fees are expensed at 0.10% of average daily net assets of the Investor Class shares of the Equity Income Plus Fund.  Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

(h) Other

Investment transactions are recorded on the trade date.  The Funds determine the gain or loss from investment transactions using the first in-first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income and expense, less foreign withholding tax, is recognized on the ex-dividend date and interest income and expense are recognized on an accrual basis.  Distributions received from the Funds’ investments in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from MLP or REIT securities that have been classified as income and capital gains are included in dividend income and net realized gain (loss) on investments, respectively, on the Statements of Operations. The distributions received that are classified as return of capital reduce the cost of investments on the Statements of Assets and Liabilities.  Any discount or premium on securities purchased are accreted or amortized over the expected life of the respective securities using the interest method.  Gains and losses on principal payments of mortgage-backed securities (paydowns gains and losses) are included as an adjustment to interest income in the Statements of Operations.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended May 31, 2016 and May 31, 2015 were as follows:

Equity Income Plus Fund
	May 31, 2016	May 31, 2015
Ordinary Income	$8,185,364	$2,012,053
Long-Term Capital Gain	1,563,491	844,078

Short Term U.S. Government Agency Income Fund
	May 31, 2016	May 31, 2015
Ordinary Income	$1,963,945	$2,146,296
Long-Term Capital Gain	—	—

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2016 (Unaudited)

As of May 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

		Short Term
	Equity	U.S. Government
	Income	Agency
	Plus Fund	Income Fund
Cost basis of investments for federal income tax purposes	$138,246,540	$111,199,972
Gross tax unrealized appreciation	10,306,080	1,522,992
Gross tax unrealized depreciation	(10,067,768)	(1,687,552)
Net tax unrealized appreciation (depreciation)	238,312	(164,560)
Undistributed ordinary income	—	11,910
Undistributed long-term capital gain	—	—
Total distributable earnings	—	11,910
Other accumulated losses	(9,260,542)	(4,201,390)
Total accumulated losses	$(9,022,230)	$(4,354,040)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to basis adjustments related to investments in partnerships and the deferral of losses on wash sales and straddle adjustments.

At May 31, 2016, the Short Term U.S. Government Agency Income Fund had short-term capital loss carryovers of $3,657,915 and had long-term capital loss carryovers of $543,475.  These losses will be carried forward indefinitely to offset future realized capital gains.  To the extent the Funds’ realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryovers.

At May 31, 2016, the M.D. Sass Equity Income Plus Fund deferred, on a tax basis, post-October losses of $8,857,854.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2016, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

Equity Income Plus Fund
Undistributed Net Investment Income/(Loss)	$561,517
Accumulated Net Realized Gain/(Loss)	$(561,517)

Short Term U.S. Government Agency Income Fund
Undistributed Net Investment Income/(Loss)	$467,335
Accumulated Net Realized Gain/(Loss)	$(467,335)

(4)	Investment Advisers

The Trust has Investment Advisory Agreements (collectively, the “Agreement”) with the Advisers to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Funds compensate the Advisers for their management services at the annual rate of 0.30% and 0.75% of the Funds’ average daily net assets for the Short Term U.S. Government Agency Income Fund and Equity Income Plus Fund, respectively.

The Advisers have contractually agreed to waive their management fee and/or reimburse the Funds’ other expenses at least through the expiration dates listed below, to the extent necessary to ensure that the Funds’ operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed the expense limitation caps listed below of each Fund’s average daily net assets.

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2016 (Unaudited)

	Expiration Date	Expense Limitation Cap
Equity Income Plus Fund
Institutional Class	September 28, 2017	0.75%
Investor Class	September 28, 2017	1.10%

Short Term U.S. Government Agency Income Fund
Institutional Class	September 28, 2017	0.55%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  The following table details the remaining waived or reimbursed expenses subject to potential recovery expiring:

	November 30, 2019	May 31, 2019	May 31, 2018	May 31, 2017
Equity Income Plus Fund
Institutional Class	$155,257	$418,492	$330,702	$239,981
Investor Class	3,680	7,892	5,773	2,381
Short Term U.S. Government
Agency Income Fund
Institutional Class	16,556	8,541	—	—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Equity Income Plus Fund, which authorizes the payment to Quasar Distributors, LLC (the “Distributor”) of a distribution fee of 0.25% of the Funds average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution. During the six months ended November 30, 2016, the Fund incurred expenses of $2,746 pursuant to the 12b-1 Plan.  As of November 30, 2016, the Fund owed the Distributor $1,972 in fees.

The 12b-1 Plan also authorizes payment of a shareholder servicing fee of 0.10% of the average daily net assets of the Investor Class shares for the Equity Income Plus Fund. During the six months ended November 30, 2016, the Equity Income Plus Fund accrued shareholder servicing fees of $1,098 and owed fees of $3,178.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  Fees incurred for the six months ended November 30, 2016, and owed as of November 30, 2016, are as follows:

	Incurred	Owed
Equity Income Plus Fund	$57,751	$27,848
Short Term U.S. Government Agency Income Fund	29,187	15,294

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Funds’ custodian.  Fees incurred for the six months ended November 30, 2016, and owed as of November 30, 2016, are as follows:

Pricing Expenses	Incurred	Owed
Equity Income Plus Fund	$1,978	$1,154
Short Term U.S. Government Agency Income Fund	25,888	12,722

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2016 (Unaudited)

Transfer Agency	Incurred	Owed
Equity Income Plus Fund	$29,687	$17,547
Short Term U.S. Government Agency Income Fund	12,698	6,461

Custody	Incurred	Owed
Equity Income Plus Fund	$8,408	$5,227
Short Term U.S. Government Agency Income Fund	10,407	5,251

Each Fund has a line of credit with US Bank (see Note 10).
The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.
Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the six months ended November 30, 2016, and owed as of November 30, 2016, are as follows:

	Incurred	Owed
Equity Income Plus Fund	$6,039	$3,108
Short Term U.S. Government Agency Income Fund	6,039	3,123

(7)	Capital Share Transactions
Transactions in shares of the Equity Income Plus Fund were as follows:

Institutional Class
	Six Months Ended	Year Ended
	November 30, 2016	May 31, 2016
Shares sold	855,790	4,107,712
Shares reinvested	42,720	457,352
Shares redeemed	(7,224,232)	(5,716,683)
Net increase (decrease)	(6,325,722)	(1,151,619)

Investor Class
	Six Months Ended	Year Ended
	November 30, 2016	May 31, 2016
Shares sold	6,077	83,197
Shares reinvested	960	14,672
Shares exchanged from Class C	—	7,788	(1)
Shares redeemed	(87,596)	(82,550)
Net increase (decrease)	(80,559)	23,107

Class C
	Six Months Ended	Period Ended
	November 30, 2016	May 31, 2016
Shares sold	—	71,665
Shares reinvested	—	879
Shares exchanged to Investor Class	—	(9,034	)(1)
Shares redeemed	—	(69,617)
Net increase (decrease)	—	(6,107)

(1) The Class C shares converted to Investor Class shares on February 29, 2016.

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2016 (Unaudited)

Transactions in shares of the Short Term U.S. Government Agency Income Fund were as follows:

Institutional Class
	Six Months Ended	Year Ended
	November 30, 2016	May 31, 2016
Shares sold	1,361,334	2,204,151
Shares issued from transfer-in-kind	—	3,071,848
Shares reinvested	103,019	172,403
Shares exchanged from Retail Class	—	140,274	(1)
Shares redeemed	(3,245,570)	(4,070,089)
Net increase (decrease)	(1,781,217)	1,518,587

Retail Class
	Six Months Ended	Year Ended
	November 30, 2016	May 31, 2016
Shares sold	—	—
Shares reinvested	—	818
Shares exchanged to
Institutional Class	—	(142,410	)(1)
Shares redeemed	—	(52)
Net increase (decrease)	—	(141,644)

(1) The Retail Class shares were converted to Institutional Class shares September 1, 2015.

(8)	Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the Funds for the six months ended November 30, 2016 are summarized below:

		Short Term
	Equity Income	U.S. Government Agency
	Plus Fund	Income Fund
Purchases:
U.S. Government	$—	$78,209,792
Other	33,397,650	—
Sales:
U.S. Government	$—	$108,872,427
Other	99,827,026	—

During the year ended May 31, 2016, the Short Term U.S. Government Agency Income Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, securities and cash and cash equivalents eligible for investments by the Fund as consideration for Fund shares issued at a value of $24,051,937 and $6,205,768, respectively.

M.D. Sass Funds
Notes to Financial Statements (Continued)
November 30, 2016 (Unaudited)

(9)	Beneficial Ownership

The benefical ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At November 30, 2016, the following entities held over 25% of a Fund’s shares outstanding for the benefit of their customers:

Short Term U.S. Government Agency Income Fund

John Hancock Trust Company, LLC	34.65%
National Financial Services, LLC	28.42%

Equity Income Plus Fund

Institutional Class
National Financial Services, LLC	31.98%

Investor Class
National Financial Services, LLC	35.25%

(10)	Line of Credit

At November 30, 2016, the Equity Income Plus Fund and Short Term U.S. Government Agency Income Fund had lines of credit with a maximum amount of borrowing for the lessor of $8,000,000 and $12,000,000, respectively, or 33% of unencumbered assets of each Fund which mature August 11, 2017. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, US Bank. For the six months ended November 30, 2016, the average interest rate under the line of credit was 3.50%. The following table provides information regarding usage of the line of credit for the six months ended November 30, 2016 for the Funds.  The Funds did not have an outstanding balance on either line of credit as of November 30, 2016.

		Average		Maximum	Date of
	Days	Amount of	Interest	Amount of	Maximum
	Utilized	Borrowing	Expense*	Borrowing	Borrowing
Equity Income Plus Fund	12	$2,155,750	$2,515	$3,217,000	6/15/16

* Interest expense is reported within Other Expenses on the Statement of Operations.

M.D. Sass Equity Income Plus Fund
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 2-3, 2016 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the M.D. Sass Equity Income Plus Fund (the “Fund”), a series of the Trust, and M.D. Sass, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 15, 2016 (the “June 15, 2016 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Martin D. Sass and Ari Sass, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund’s Institutional Class shares for the year-to-date and one-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the CBOE S&P 500 Buy Write Index, and in comparison to a peer group of U.S. open-end option writing funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy.

M.D. Sass Equity Income Plus Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

The Trustees noted that for the year-to-date period ended April 30, 2016, the Fund’s performance for Institutional Class shares ranked above the Morningstar Peer Group median.  The Trustees further noted that for the one-year period ended April 30, 2016, the Fund’s performance for Institutional Class shares ranked below the Morningstar Peer Group median.  The Trustees also noted that for the year-to-date, one-year and since inception periods ended March 31, 2016, the Fund’s Institutional Class shares had underperformed the benchmark index, and was generally in alignment with the performance of the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy during the same time periods.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees also considered the cost structure of the Fund relative to the Morningstar Peer Group.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage commissions.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 15, 2016 meeting and the August 3, 2016 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.75% was equal to the Morningstar Peer Group median.  The Trustees observed that the Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.75% for Institutional Class shares fell within the first quartile, below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 1.08%, which fell within the third quartile.  The Trustees then compared the management fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted, based on a profitability analysis prepared by the Adviser, that the Fund was slightly profitable to the Adviser.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund.

M.D. Sass Equity Income Plus Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2017 as being in the best interests of the Fund and its shareholders.

M.D. Sass Short Term U.S. Government Agency Income Fund
Basis for Trustees’ Approval of Investment Advisory Agreement

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 2-3, 2016 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the M.D. Sass Short Term U.S. Government Agency Income Fund (the “Fund”), a series of the Trust, and M.D. Sass Investors Services, Inc., the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 15, 2016 (the “June 15, 2016 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2017.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Hugh R. Lamle, Dominic Bruno, Nancy Persoons, Lipkee Lu and Steve Clancy, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and discussed the Adviser’s marketing activities and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund’s Institutional Class shares for the year-to-date, one-year and three-year periods ended April 30, 2016.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index, and in comparison to a peer group of U.S. open-end short government funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy.

M.D. Sass Short Term U.S. Government Agency Income Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

The Trustees noted that for each of the year-to-date and one-year periods ended April 30, 2016, the Fund’s performance for Institutional Class shares ranked below the Morningstar Peer Group median.  The Trustees further noted that for the three-year period ended April 30, 2016, the Fund’s performance for Institutional Class shares ranked above the Morningstar Peer Group median.  The Trustees also noted that for the year-to-date and since inception periods ended March 31, 2016, the Fund’s Institutional Class shares had outperformed the Bank of America/Merrill Lynch 1-3 Year U.S. Treasury Index, lagged the Index for the one- and three-year periods and were generally in alignment with performance of the Adviser’s separately-managed accounts that are similar to the Fund in terms of investment strategy.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees also considered the cost structure of the Fund relative to the Morningstar Peer Group.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Fund’s operations since the Fund’s inception and had fully recouped those subsidies.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Fund’s brokerage arrangements.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the June 15, 2016 meeting and the August 3, 2016 meeting at which the Agreement was formally considered, as well as the reports made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.30% fell at the top of the first quartile and was below its Morningstar Peer Group average of 0.35%, which fell within the third quartile.  The Trustees observed that the Fund’s total expense ratio of 0.55% for Institutional Class shares fell within the second quartile and was below the Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.64%, which also fell within the second quartile.  The Trustees then compared the management fees paid by the Fund to the fees paid by separately-managed accounts of the Adviser with similar investment strategies.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that after payment of marketing related expenses, the Fund was slightly profitable to the Adviser.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers, expense reimbursements and expense recoupments by the Adviser with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund.

M.D. Sass Short Term U.S. Government Agency Income Fund
Basis for Trustees’ Approval of Investment Advisory Agreement (Continued)

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2017 as being in the best interests of the Fund and its shareholders.

M.D. Sass Funds
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

M.D. Sass Funds
Additional Information
(Unaudited)

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees.  Information pertaining to the Trustees of the Trust is set forth below.  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-MDS-FUND (1-855-637-3863).

Independent Trustees

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name,	Held with	Length of	Overseen	Principal Occupation(s)	During the
Address and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Michael D. Akers, Ph.D.	Trustee	Indefinite	37	Professor and Chair,	Independent Trustee,
615 E. Michigan St.		Term; Since		Department of Accounting,	USA MUTUALS (an
Milwaukee, WI 53202		August 22,		Marquette University	open-end investment
Age: 61		2001		(2004–present).	company with one
portfolio).

Gary A. Drska	Trustee	Indefinite	37	Pilot, Frontier/Midwest	Independent Trustee,
615 E. Michigan St.		Term; Since		Airlines, Inc. (airline company)	USA MUTUALS (an
Milwaukee, WI 53202		August 22,		(1986–present).	open-end investment
Age: 60		2001			company with one
portfolio).

Jonas B. Siegel	Trustee	Indefinite	37	Retired (2011–present);	Independent Manager,
615 E. Michigan St.		Term; Since		Managing Director, Chief	Ramius IDF fund
Milwaukee, WI 53202		October 23,		Administrative Officer	complex (two closed-end
Age: 73		2009		(“CAO”) and Chief	investment companies);
				Compliance Officer (“CCO”),	Independent Trustee,
				Granite Capital International	Gottex Trust (an open-end
				Group, L.P. (an investment	investment company
				management firm)	with one portfolio);
				(1994–2011).	Independent Trustee,
Gottex Multi-Asset
Endowment fund complex
(three closed-end
investment companies)
(2010–2015); Independent
Trustee, Gottex Multi-
Alternatives fund complex
(three closed-end
investment companies)
(2010–2015).

Interested Trustee and Officers

Joseph C. Neuberger*	Chairperson	Indefinite	37	Chief Operating Officer	Trustee, Buffalo Funds
615 E. Michigan St.	and	Term; Since		(2016–present); Executive	(an open-end investment
Milwaukee, WI 53202	Trustee	August 22,		Vice President, U.S. Bancorp	company with ten
Age: 54		2001		Fund Services, LLC	portfolios); Trustee, USA
				(1994–present).	MUTUALS (an open-end
investment company with
one portfolio).

M.D. Sass Funds
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Portfolios		Other Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name,	Held with	Length of	Overseen	Principal Occupation(s)	During the
Address and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

John P. Buckel	President	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	and	Term; Since		Services, LLC (2004–present).
Milwaukee, WI 53202	Principal	January 24,
Age: 59	Executive	2013
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	President,	Term; Since		Services, LLC (2002–present).
Milwaukee, WI 53202	Treasurer	January 24,
Age: 42	and	2013
Principal
Financial and
Accounting
Officer

Anita M. Zagrodnik	Chief	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Compliance	Term; Since		Fund Services, LLC (January
Milwaukee, WI 53202	Officer,	July 1,		2014–present); CCO (2003–2013) and
Age: 56	Vice	2014		Senior Vice President, Ariel
	President and			Investments, LLC (2010–2013);
	Anti-Money			Vice President, Ariel Investments,
	Laundering			LLC (2003–2010).
Officer

Adam W. Smith	Secretary	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.		Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		May 29,		(2012–present); Research Associate,
Age: 35		2015		Vista360, LLC (2010–2012).

Cullen O. Small	Assistant	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Treasurer	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		January 22,		(2010–present).
Age:29		2015

Kelly A. Burns	Assistant	Indefinite	N/A	Officer, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Treasurer	Term; Since		Services, LLC (2011–present).
Milwaukee, WI 53202		April 23,
Age: 29		2015

Melissa Aguinaga	Assistant	Indefinite	N/A	Officer, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services,
Milwaukee, WI 53202		July 1, 2015		LLC (2010–present).
Age: 29

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended May 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

M.D. Sass Equity Income Plus Fund	48.28%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2016 was as follows:

M.D. Sass Equity Income Plus Fund	42.18%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions, pursuant to Internal Revenue Code Section 87(k)(2)(c), for the fiscal year ended May 31, 2016 were as follows:

M.D. Sass Equity Income Plus Fund	60.91%

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Advisers the authority to vote proxies.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-MDS-FUND (1-855-637-3863).  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-MDS-FUND (1-855-637-3863), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file a complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends.  The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters).  Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-MDS-FUND (1-855-637-3863) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

M.D. SASS FUNDS

Investment Advisers	Equity Income Plus Fund
M.D. Sass, LLC
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Short Term U.S. Government Agency Income Fund
M.D. Sass Investors Services, Inc.
1185 Avenue of the Americas, 18th Floor
New York, New York 10036

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Trust for Professional Managers

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date   1/30/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date   1/30/17

By (Signature and Title)*    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date   1/30/17

* Print the name and title of each signing officer under his or her signature.